UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2008

DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA
(State or Other Jurisdiction of Incorporation)

0-25464	26-2018846
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway
Chesapeake, VA 23320
(Address of Principal Executive Offices and Zip Code)

(757) 321-5000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On February 27, 2008, Dollar Tree Stores, Inc. (“Predecessor”) entered into an Agreement and Plan of Merger (the “Reorganization Agreement”) with Dollar Tree, Inc. (the “Registrant”) and Dollar Tree Merger Sub, Inc. (“Merger Sub”) to form a holding company (the “Reorganization”).  The holding company was formed to provide a more efficient corporate structure.

Under the Reorganization, and effective as of March 2, 2008 (the “Effective Date”), the Registrant became the successor to the Predecessor pursuant to Rule 12g-3 of the Securities Exchange Act of 1934, as amended (the “Act”).  Until the Reorganization, the Predecessor’s common stock, par value $0.01, was registered pursuant to Section 12(b) of the Act.

The Reorganization occurred pursuant to Section 13.1-719.1 of the Virginia Stock Corporation Act, which provides for the formation of a holding company without a vote of the shareholders of the constituent corporations. Pursuant to the terms of the Reorganization Agreement, the Predecessor and its indirect, wholly-owned subsidiary, Merger Sub, were merged (the “Merger”).  The Predecessor survived the Merger, the separate corporate existence of Merger Sub ceased and the Predecessor became a direct, wholly-owned subsidiary of the Registrant.

In accordance with the terms of the Reorganization Agreement:

(i)
each share or fractional share of Common Stock of the Predecessor (the “Predecessor Common Stock”) issued and outstanding immediately prior to the Merger was converted into a right to receive a share or fractional share of Common Stock of the Registrant (the “Registrant Common Stock”) having the same designations, rights, powers and preferences, and qualifications, limitations and restrictions thereof, as the shares of Predecessor Common Stock so converted; and

(ii)	each share of capital stock of Merger Sub issued and outstanding immediately prior to the Merger was converted into a share of Common Stock of the Predecessor.

The Merger qualified as a reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and, as a result, the shareholders of the Predecessor will not recognize gain or loss for United States federal income tax purposes.

The business, management, directors and the rights and limitations of shareholders following the Merger will be identical to the business, management, directors and the rights and limitations of shareholders immediately preceding the Merger.

The common stock of the Registrant is listed on the Nasdaq Global Select Market under the same symbol (DLTR) under which the Common Stock of the Predecessor was listed prior to the Merger. The Common Stock of the Predecessor ceased trading at the close of the market on February 29, 2008.  The Registrant will mail to all shareholders instructions regarding the process of exchanging shares of the Predecessor’s Common Stock for shares of the Common Stock of the Registrant.

A copy of the Reorganization Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           The Registrant adopted all of the active shareholder-approved stock plans of the Predecessor, including those in which its named executive officers may participate (the “Plans”).  The Plans have been amended to reflect the assumption by Registrant of the obligations of the Predecessor under the Plans.  The adoption by the Registrant of the Plans and its assumption of the Predecessor’s obligations under the Plans were approved by its Board of Directors.  The amendments to the 2005 Employee Stock Purchase Plan, the 2004 Executive Officer Equity Plan, the 2003 Equity Incentive Plan and the Stock Incentive Plan attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated into this Item 5.02.

As of the Effective Time, the Registrant assumed the obligations of the Predecessor under various compensatory arrangements with the named executive officers and other officers.  A copy of the Assumption Agreement is attached hereto as Exhibit 10.5 and is incorporated by reference into this Item 5.02.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)           The Registrant adopted articles of incorporation (the “Articles”) and bylaws (the “Bylaws”) that are identical to the pre-Merger articles of incorporation and bylaws of the Predecessor except for certain non-material provisions permissible under Section 13.1-719.1(B)(2) of the Corporation Act.  The Registrant will have the same authorized capital stock and the designations, rights, powers and preferences of such capital stock, and the qualifications, limitations and restrictions thereof will be the same as that of the Predecessor’s capital stock immediately prior to the Merger.

The Articles and the Bylaws of the Registrant are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure.

A press release describing the Reorganization reported under Item 1.01 hereof is being furnished as Exhibit 99.1 hereto.

Item 8.01	Other Events.

As reported under Item 5.02(e), the Registrant has adopted all of the active shareholder-approved stock plans of the Predecessor.  These include plans in which non-management directors may participate: the 2003 Director Deferred Compensation Plan and the 2003 Non-Employee Director Stock Option Plan, amendments to which are attached hereto as Exhibits 10.6 and 10.7, respectively, and are incorporated by reference into this Item 8.01.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibit Index

Exhibit
Number	Description of Exhibits

2.1	Agreement and Plan of Merger among Dollar Tree Stores, Inc., Dollar Tree, Inc. and Dollar Tree Merger Sub, Inc., dated February 27, 2008.

3.1	Articles of Incorporation of Dollar Tree, Inc.

3.2	Bylaws of Dollar Tree, Inc.

10.1	Amendment to the 2005 Employee Stock Purchase Plan.

10.2	Third Amendment to the 2004 Executive Officer Equity Plan.

10.3	Third Amendment to the 2003 Equity Incentive Plan.

10.4	Fifth Amendment to the Stock Incentive Plan.

10.5	Assignment and Assumption Agreement.

10.6	Third Amendment to the 2003 Director Deferred Compensation Plan.

10.7	Second Amendment to the 2003 Non-Employee Director Stock Option Plan.

99.1	Press Release dated March 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DOLLAR TREE, INC.

Date: March 3, 2008	By:	/s/ Bob Sasser
Bob Sasser
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

2.1	Agreement and Plan of Merger among Dollar Tree Stores, Inc., Dollar Tree, Inc. and Dollar Tree Merger Sub, Inc., dated February 27, 2008.

3.1	Articles of Incorporation of Dollar Tree, Inc.

3.2	Bylaws of Dollar Tree, Inc.

10.1	Amendment to the 2005 Employee Stock Purchase Plan.

10.2	Third Amendment to the 2004 Executive Officer Equity Plan.

10.3	Third Amendment to the 2003 Equity Incentive Plan.

10.4	Fifth Amendment to the Stock Incentive Plan.

10.5	Assignment and Assumption Agreement.

10.6	Third Amendment to the 2003 Director Deferred Compensation Plan.

10.7	Second Amendment to the 2003 Non-Employee Director Stock Option Plan.

99.1	Press Release dated March 3, 2008.